UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant / X /

Filed by a Party other than the Registrant / /

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/    / Preliminary Proxy Statement.
/    / Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e) (2)).
/    / Definitive Proxy Statement.
/ X / Definitive Additional Materials.
/    / Soliciting Material under § 240.14a-12.

PUTNAM AMERICAN GOVERNMENT INCOME FUND
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM ASSET ALLOCATION FUNDS
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM CONVERTIBLE SECURITIES FUND
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM EQUITY INCOME FUND
PUTNAM EUROPE EQUITY FUND
THE PUTNAM FUND FOR GROWTH AND INCOME
PUTNAM FUNDS TRUST
THE GEORGE PUTNAM FUND OF BOSTON (d/b/a GEORGE PUTNAM BALANCED
FUND)
PUTNAM GLOBAL EQUITY FUND
PUTNAM GLOBAL HEALTH CARE FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM GLOBAL NATURAL RESOURCES FUND
PUTNAM GLOBAL UTILITIES FUND
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM HIGH YIELD TRUST

PUTNAM INCOME FUND
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM INVESTMENT FUNDS
PUTNAM INVESTORS FUND
PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MONEY MARKET FUND
PUTNAM MULTI-CAP GROWTH FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM RETIREMENTREADY FUNDS
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND
PUTNAM TAX-FREE INCOME TRUST
PUTNAM U.S. GOVERNMENT INCOME TRUST
PUTNAM VARIABLE TRUST
PUTNAM VOYAGER FUND

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement,
if Other Than the Registrant)

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Steven D. Krichmar
Chief of Operations	P.O. Box 8383
Putnam Investor Services	Boston, MA 02266-8383

Dear Shareholder:

We need your immediate attention on this important matter.

We are writing to you for a third time because we have not yet received your vote on proposals that affect your investments in the Putnam funds.

Please vote promptly by returning the enclosed proxy card in the postage-paid return envelope provided, by calling the toll-free number on the card, or online.

Further solicitations will increase the costs borne by all shareholders.

If you have any questions or need more information, please call our proxy information line at 1-866-963-5821 or contact your financial representative.

Sincerely,

285689 2/14